                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    October 7, 1994

                            TRUSTMARK CORPORATION
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Mississippi                     0-3683                  64-0471500
- --------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                 File Number)         Identification No.)


  248 East Capitol Street, Jackson, MS                               39201
- --------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's phone number, including area code      (601) 354-5111

                             TRUSTMARK CORPORATION
                                     INDEX



ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        A.  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

            First National Financial Corporation and Subsidiary
              Consolidated Balance Sheet - September 30, 1994

            First National Financial Corporation and Subsidiary
              Consolidated Statements of Income - Nine months ended
                September 30, 1994 and 1993

            First National Financial Corporation and Subsidiary
              Consolidated Statements of Cash Flows - Nine months
                ended September 30, 1994 and 1993

        B.  PRO FORMA FINANCIAL INFORMATION COMBINING TRUSTMARK
              CORPORATION AND SUBSIDIARIES AND FIRST NATIONAL
                FINANCIAL CORPORATION AND SUBSIDIARY

            Pro forma Combined Balance Sheet -
              September 30, 1994

            Pro forma Combined Statement of Income -
              Nine months ended September 30, 1994

            Pro forma Combined Statement of Income -
              Nine months ended September 30, 1993

            Pro forma Combined Statement of Income -
              Year ended December 31, 1993

            Pro forma Combined Statement of Income -
              Year ended December 31, 1992

            Pro forma Combined Statement of Income -
              Year ended December 31, 1991

        C.  EXHIBITS

SIGNATURES

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         Effective as of the close of business on October 7, 1994, First National Financial Corporation (FNFC) of Vicksburg, Mississippi, parent company of First National Bank of Vicksburg, Mississippi merged with Trustmark Corporation (Trustmark), parent company of Trustmark National Bank in a business combination accounted for as a pooling of interests. The stockholders of FNFC received 3,600,262 shares of Trustmark stock and $1.1 million in cash in connection with the merger. The financial terms of the merger agreement were arrived at through arms-length negotiations between representatives of each organization. The parties to the merger agreement considered banking stock data with respect to certain other business combinations in the banking industry, the multiple over FNFC's earnings, the premium offered to the FNFC shareholders over book value and historic trading prices of FNFC common stock, and the tax consequences of the holding company merger and bank consolidation. Trustmark retained the banking consultants of Alex Sheshunoff & Co. (Sheshunoff) to issue an opinion as to the fairness of the consideration offered to FNFC. It was Sheshunoff's opinion that the consideration offered by Trustmark was fair.

         At September 30, 1994, FNFC had total consolidated assets of approximately $278 million and total consolidated deposits of approximately $243 million. There were no material relationships between the registrant and the seller.

         All property, plant and equipment acquired was used by FNFC solely for banking purposes. Trustmark will also use these assets solely for banking purposes. Plans are for all locations to remain open in the foreseeable future.

ITEM 7A. FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         The consolidated, audited fiscal year-end Financial Statements of FNFC and Subsidiary and the accompanying Notes to Consolidated Financial Statements required by Item 7A of Form 8-K are contained in FNFC's Annual Report on Form 10-K for the year ended December 31, 1993, as previously filed with the Commission and therefore, are incorporated herein by reference.

         The consolidated Balance Sheet and Statements of Income of FNFC and Subsidiary as of September 30, 1994 and for the nine months ended September 30, 1994 and 1993 follows:

              FIRST NATIONAL FINANCIAL CORPORATION AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1994
                                  (UNAUDITED)
                       ($ In Thousands Except Share Data)



Assets
Cash and due from banks                                                   $ 14,244
Securities:
    Available for sale, at fair value                                       44,308
    Held to maturity, at amortized cost                                     59,630
Loans                                                                      147,880
    Less:  Unearned income                                                     164
           Allowance for possible loan losses                                2,365
                                                                          --------
    Net loans                                                              145,351
Premises and equipment, net                                                  4,065
Accrued interest receivable                                                  2,087
Other assets                                                                 8,214
                                                                          --------
    Total Assets                                                          $277,899
                                                                          ========
Liabilities
Deposits:
    Noninterest-bearing deposits                                          $ 37,172
    Interest-bearing deposits                                              206,257
                                                                          --------
         Total deposits                                                    243,429
Federal funds purchased and securities sold
    under repurchase agreements                                              1,191
Accrued expenses and other liabilities                                       4,259
                                                                          --------
    Total Liabilities                                                      248,879

Stockholders' Equity
Common stock, $4 par value per share:
      Authorized, 2,000,000 shares
      Issued and outstanding, 1,386,023 shares                               5,544

Surplus                                                                     18,277
Retained earnings                                                            6,383
Net unrealized loss on securities available for sale, net of tax            (1,184)
                                                                          --------
    Total Stockholders' Equity                                              29,020
                                                                          --------
    Total Liabilities and Stockholders' Equity                            $277,899
                                                                          ========

              FIRST NATIONAL FINANCIAL CORPORATION AND SUBSIDIARY
                       CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)
                       ($ In Thousands Except Share Data)




                                                                   Nine Months Ended September 30,
                                                                   -------------------------------
                                                                       1994               1993
                                                                   -----------        ------------
Interest Income
Interest and fees on loans                                         $   9,895        $   10,591
Interest and dividends on investment securities:
    Taxable interest and dividend income                               4,785             3,921
    Interest income exempt from federal income taxes                     350               479
Interest on federal funds sold and securities
    purchased under reverse repurchase agreements                        164               234
                                                                   ---------        ----------
    Total Interest Income                                             15,194            15,225
Interest Expense
Interest on deposits                                                   5,795             5,912
Interest on federal funds purchased and securities
    sold under repurchase agreements                                      54                 6
                                                                   ---------        ----------
    Total Interest Expense                                             5,849             5,918
                                                                   ---------        ----------
Net Interest Income                                                    9,345             9,307
Provision for loan losses                                                348               799
                                                                   ---------        ----------
Net Interest Income After Provision
    for Loan Losses                                                    8,997             8,508
Other Income
Trust service income                                                     173               195
Service charges on deposit accounts                                      819               732
Other account charges, fees and commissions                              364               133
Security gains                                                             7               295
Other                                                                    256               552
                                                                   ---------        ----------
    Total Other Income                                                 1,619             1,907
Other Expenses
Salaries                                                               2,772             2,731
Employee benefits                                                        730               701
Net occupancy - premises                                               1,117             1,020
Equipment expenses                                                       156               122
Services and fees                                                        902               687
Other real estate expenses                                               224               954
FDIC insurance assessment                                                414               401
Other                                                                  1,540             1,039
                                                                   ---------        ----------
    Total Other Expenses                                               7,855             7,655
                                                                   ---------        ----------
Income before income taxes and cumulative effect of
    change in accounting principle                                     2,761             2,760
Income taxes                                                             689               621
                                                                   ---------        ----------

Income before cumulative effect of change in
    accounting principle                                               2,072             2,139
Cumulative effect on prior years (to December 31, 1992) of
    change in accounting for income taxes                                                   56
                                                                   ---------        ----------
Net Income                                                         $   2,072        $    2,195
                                                                   =========        ==========
Share Data
Income before cumulative effect of change in
    accounting principle                                           $    1.49        $     1.54
Cumulative effect on prior years (to December 31, 1992) of
    change in accounting for income taxes                                                 0.04
                                                                   ---------        ----------
Net Income Per Share                                               $    1.49        $     1.58
                                                                   ==========       ==========
Weighted average shares outstanding                                 1,386,023        1,386,023
                                                                   ==========       ==========

              FIRST NATIONAL FINANCIAL CORPORATION AND SUBSIDIARY
                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)
                                ($ In Thousands)

                                                               Nine Months Ended September 30,
                                                               -------------------------------
                                                                  1994                1993
                                                               ----------          -----------
Operating Activities
Net income                                                     $  2,072            $    2,195
Adjustments to reconcile net income to net cash provided
     by operating activities:
        Provision for loan losses                                   348                  799
        Provision for depreciation and amortization                 516                  468
        Writedowns of other real estate                             163                  753
        Amortization of security discounts                         (368)                (137)
        Gain on sales of securities                                  (7)                (295)
        Increase in other assets                                   (311)                (645)
        (Decrease) increase in other liabilities                   (516)               1,638
                                                               --------            ---------
Net cash provided by operating activities                         1,897                4,776

Investing Activities
Proceeds from sales of securities                                 9,000                7,023
Proceeds from maturities of securities                            5,620               22,132
Purchases of securities                                         (20,517)             (42,862)
Net decrease in federal funds sold and securities
     purchased under reverse repurchase agreements                8,700                  500
Net (increase) decrease in loans                                   (871)               1,512
Purchases of premises and equipment                                (406)                (567)
                                                               --------            ---------
Net cash provided (used) by investing activities                  1,526              (12,262)

Financing Activities
Net increase in deposits                                            696                1,744
Net (decrease) increase in securities sold under repurchase
     agreements                                                  (1,407)               1,476
Net (decrease) increase in other borrowings                      (5,266)               5,329
Cash dividends                                                     (832)                (628)
                                                               --------            ---------
Net cash (used) provided by financing activities                 (6,809)               7,921
                                                               --------            ---------
(Decrease) increase in cash and cash equivalents                 (3,386)                 435
Cash and cash equivalents at beginning of period                 17,630               12,881
                                                               --------            ---------
Cash and cash equivalents at end of period                     $ 14,244            $  13,316
                                                               ========            =========

ITEM 7B. PRO FORMA FINANCIAL INFORMATION

     The following financial statements present, on a pro forma basis, the combined, unaudited financial statements for Trustmark and FNFC. The pro forma statements give effect to the merger accounted for as a pooling of interests and the required pro forma adjustments. The pro forma statements do not purport to be indicative of the results which actually would have been reported if the merger had been in effect for the stated periods or which may be reported in the future.

        PRO FORMA COMBINATION OF TRUSTMARK CORPORATION AND SUBSIDIARIES
            WITH FIRST NATIONAL FINANCIAL CORPORATION AND SUBSIDIARY
                        PRO FORMA COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1994
                                  (UNAUDITED)
                                ($ In Thousands)

                                                                                       FIRST
                                                                                      NATIONAL
                                                                    TRUSTMARK        FINANCIAL        PRO FORMA       PRO FORMA
                                                                   CORPORATION      CORPORATION      ADJUSTMENTS      COMBINED
                                                                  -------------     -----------      -----------     -----------
Assets
Cash and due from banks                                           $      283,783    $    14,244      $     (354)(1)  $  297,673
Federal funds sold and securities purchased
    under reverse repurchase agreements                                   85,598                           (300)(2)      85,298
Trading account securities                                                   112                                            112
Securities:
    Available for sale, at fair value                                    493,775         44,308                         538,083
    Held to maturity, at amortized cost                                1,350,164         59,630                       1,409,794
Loans                                                                  2,175,958        147,880                       2,323,838
    Less:  Unearned income                                                22,127            164                          22,291
           Allowance for possible loan losses                             62,636          2,365                          65,001
                                                                  --------------    -----------                      ----------
    Net loans                                                          2,091,195        145,351                       2,236,546
Premises and equipment, net                                               59,594          4,065                          63,659
Accrued interest receivable                                               36,419          2,087                          38,506
Other assets                                                             119,871          8,214                         128,085
                                                                  --------------    -----------      ----------      ----------
    Total Assets                                                  $    4,520,511    $   277,899      $     (654)     $4,797,756
                                                                  ==============    ===========      ==========      ==========

Liabilities
Deposits:
    Noninterest-bearing deposits                                  $      659,255    $    37,172      $     (354)(1)  $  696,073
    Interest-bearing deposits                                          2,510,364        206,257                       2,716,621
                                                                  --------------    -----------      ----------      ----------
         Total deposits                                                3,169,619        243,429            (354)      3,412,694
Federal funds purchased                                                  142,241          1,191            (300)(2)     143,132
Securities sold under repurchase agreements                              730,782                                        730,782
                                                                                                         (1,426)(3)
Accrued expenses and other liabilities                                    93,614          4,259           1,100 (4)      97,547
                                                                  --------------    -----------      ----------      ----------
    Total Liabilities                                                  4,136,256        248,879            (980)      4,384,155

Stockholders' Equity
Common stock                                                              12,989          5,544          (3,987)(3)      14,546
Surplus                                                                  220,888         18,277           5,413 (3)     244,578
Retained earnings                                                        155,782          6,383          (1,100)(4)     161,065
Net unrealized loss on securities
 available for sale, net of tax                                           (5,404)        (1,184)                         (6,588)
                                                                  --------------    -----------      ----------      ----------
    Total Stockholders' Equity                                           384,255         29,020             326         413,601
                                                                  --------------    -----------      ----------      ----------
    Total Liabilities and Stockholders' Equity                    $    4,520,511    $   277,899      $     (654)     $4,797,756
                                                                  ==============    ===========      ==========      ==========




PRO FORMA ADJUSTMENTS
(1)  To eliminate $354,000 in deposits that FNFC has with Trustmark

(2)  To eliminate federal funds of $300,000 that FNFC has with Trustmark

(3) To record the issuance of 3,600,262 shares of Trustmark stock to FNFC shareholders and to record the issuance of 134,514 shares of Trustmark stock to the minority shareholders of Trustmark Bank in exchange for their shares

(4) To record $1,100,000 in cash to be paid to FNFC shareholders as part of the exchange price

        PRO FORMA COMBINATION OF TRUSTMARK CORPORATION AND SUBSIDIARIES
            WITH FIRST NATIONAL FINANCIAL CORPORATION AND SUBSIDIARY
                     PRO FORMA COMBINED STATEMENT OF INCOME
                      NINE MONTHS ENDED SEPTEMBER 30, 1994
                                  (UNAUDITED)
                       ($ In Thousands Except Share Data)

                                                                        FIRST
                                                                       NATIONAL
                                                     TRUSTMARK        FINANCIAL        PRO FORMA
                                                    CORPORATION      CORPORATION       COMBINED
                                                    ------------     -----------       ---------
Interest Income
Interest and fees on loans                          $   129,342         $  9,895       $  139,237
Interest and dividends on investment securities:
    Taxable interest and dividend income                 79,448            4,785           84,233
    Interest income exempt from federal income taxes      4,786              350            5,136
Interest on federal funds sold and securities
    purchased under reverse repurchase agreements         4,884              164            5,048
                                                    -----------         --------       ----------
    Total Interest Income                               218,460           15,194          233,654
Interest Expense
Interest on deposits                                     61,103            5,795           66,898
Interest on federal funds purchased and securities
    sold under repurchase agreements                     23,189               54           23,243
                                                    -----------         --------       ----------
    Total Interest Expense                               84,292            5,849           90,141
                                                    -----------         --------       ----------
Net Interest Income                                     134,168            9,345          143,513
Provision for loan losses                                 1,081              348            1,429
                                                    -----------         --------       ----------
Net Interest Income After Provision
    for Loan Losses                                     133,087            8,997          142,084
Other Income
Trust service income                                      6,479              173            6,652
Service charges on deposit accounts                      12,893              819           13,712
Other account charges, fees and commissions              13,726              364           14,090
Security gains                                              167                7              174
Other                                                     1,151              256            1,407
                                                    -----------         --------       ----------
    Total Other Income                                   34,416            1,619           36,035
Other Expenses
Salaries                                                 43,129            2,772           45,901
Employee benefits                                         7,928              730            8,658
Net occupancy - premises                                  5,797            1,117            6,914
Equipment expenses                                        9,066              156            9,222
Services and fees                                        12,986              902           13,888
Other real estate expenses                                  287              224              511
FDIC insurance assessment                                 5,347              414            5,761
Amortization of intangible assets                         5,136                             5,136
Other                                                    16,560            1,540           18,100
                                                    -----------         --------       ----------
    Total Other Expenses                                106,236            7,855          114,091
                                                    -----------         --------       ----------
Income before income taxes                               61,267            2,761           64,028
Income taxes                                             20,883              689           21,572
                                                    -----------         --------       ----------
Net Income                                          $    40,384         $  2,072       $   42,456
                                                    ===========         ========       ==========
Share Data
Net Income Per Share                                $      1.30         $   1.49       $     1.22
                                                    ===========         ========       ==========
Weighted average shares outstanding                  31,172,907                        34,773,169
                                                    ===========                        ==========

       PRO FORMA COMBINATION OF TRUSTMARK CORPORATION AND SUBSIDIARIES
           WITH FIRST NATIONAL FINANCIAL CORPORATION AND SUBSIDIARY
                    PRO FORMA COMBINED STATEMENT OF INCOME
                     NINE MONTHS ENDED SEPTEMBER 30, 1993
                                 (UNAUDITED)
                      ($ In Thousands Except Share Data)


                                                                                    FIRST
                                                                                   NATIONAL
                                                              TRUSTMARK           FINANCIAL           PRO FORMA
                                                             CORPORATION         CORPORATION          COMBINED
                                                             -----------         -----------         ----------
Interest Income
Interest and fees on loans                                   $   120,761         $    10,591         $   131,352
Interest and dividends on investment securities:
  Taxable interest and dividend income                            87,169               3,921              91,090
  Interest income exempt from federal income taxes                 5,475                 479               5,954
Interest on federal funds sold and securities
  purchased under reverse repurchase agreements                    3,726                 234               3,960
                                                             -----------         -----------         -----------
  Total Interest Income                                          217,131              15,225             232,356
Interest Expense
Interest on deposits                                              66,466               5,912              72,378
Interest on federal funds purchased and securities
  sold under repurchase agreements                                15,890                   6              15,896
                                                             -----------         -----------         -----------
  Total Interest Expense                                          82,356               5,918              88,274
                                                             -----------         -----------         -----------
Net Interest Income                                              134,775               9,307             144,082
Provision for loan losses                                         14,763                 799              15,562
                                                             -----------         -----------         -----------
Net Interest Income After Provision
  for Loan Losses                                                120,012               8,508             128,520
Other Income
Trust service income                                               5,935                 195               6,130
Service charges on deposit accounts                               12,739                 732              13,471
Other account charges, fees and commissions                       11,836                 133              11,969
Security gains                                                       116                 295                 411
Other                                                              2,626                 552               3,178
                                                             -----------         -----------         -----------
  Total Other Income                                              33,252               1,907              35,159
Other Expenses
Salaries                                                          40,020               2,731              42,751
Employee benefits                                                  7,365                 701               8,066
Net occupancy-premises                                             5,276               1,020               6,296
Equipment expenses                                                 8,474                 122               8,596
Services and fees                                                 11,809                 687              12,496
Other real estate expenses                                         1,774                 954               2,728
FDIC insurance assessment                                          5,367                 401               5,768
Amortization of intangible assets                                  6,459                                   6,459
Other                                                             15,882               1,039              16,921
                                                             -----------         -----------         -----------
  Total Other Expenses                                           102,426               7,655             110,081
                                                             -----------         -----------         -----------
Income before income taxes and cumulative effect of
  change in accounting principle                                  50,838               2,760              53,598
Income taxes                                                      14,694                 621              15,315
                                                             -----------         -----------         -----------
Income before cumulative effect of change in
  accounting principle                                            36,144               2,139              38,283
Cumulative effect on prior years (to December 31, 1992) of
  change in accounting for income taxes                            1,519                  56               1,575
                                                             -----------         -----------         -----------
Net Income                                                   $    37,663         $     2,195         $    39,858
                                                             ===========         ===========         ===========
Share Data
Income before cumulative effect of change in
  accounting principle                                       $      1.21         $      1.54         $      1.14
Cumulative effect on prior years (to December 31, 1992) of
  change in accounting for income taxes                             0.05                0.04                0.05
                                                             -----------         -----------         -----------
Net Income Per Share                                         $      1.26         $      1.58         $      1.19
                                                             ===========         ===========         ===========
Weighted average shares outstanding                           29,855,460                              33,455,722
                                                             ===========                             ===========


       PRO FORMA COMBINATION OF TRUSTMARK CORPORATION AND SUBSIDIARIES
           WITH FIRST NATIONAL FINANCIAL CORPORATION AND SUBSIDIARY
                    PRO FORMA COMBINED STATEMENT OF INCOME
                         YEAR ENDED DECEMBER 31, 1993
                                  (UNAUDITED)
                      ($ In Thousands Except Share Data)



                                                                                         FIRST
                                                                                        NATIONAL
                                                                    TRUSTMARK           FINANCIAL           PRO FORMA
                                                                   CORPORATION         CORPORATION          COMBINED
                                                                   -----------         -----------         -----------
Interest Income
Interest and fees on loans                                          $   163,540          $13,940           $   177,480
Interest and dividends on investment securities:
   Taxable interest and dividend income                                 115,099            5,114               120,213
   Interest income exempt from federal income taxes                       7,134              701                 7,835
Interest on federal funds sold and securities
   purchased under reverse repurchase agreements                          4,786              293                 5,079
                                                                    -----------          -------           -----------
   Total Interest Income                                                290,559           20,048               310,607
Interest Expense
Interest on deposits                                                     86,958            7,750                94,708
Interest on federal funds purchased and securities
   sold under repurchase agreements                                      22,044               18                22,062
                                                                    -----------          -------           -----------
   Total Interest Expense                                               109,002            7,768               116,770
                                                                    -----------          -------           -----------
Net Interest Income                                                     181,557           12,280               193,837
Provision for loan losses                                                17,596            1,000                18,596
                                                                    -----------          -------           -----------
Net Interest Income After Provision
   for Loan Losses                                                      163,961           11,280               175,241
Other Income
Trust service income                                                      7,914              262                 8,176
Service charges on deposit accounts                                      17,322            1,013                18,335
Other account charges, fees and commissions                              16,621              204                16,825
Security gains                                                              118              385                   503
Other                                                                     3,399              660                 4,059
                                                                    -----------          -------           -----------
   Total Other Income                                                    45,374            2,524                47,898
Other Expenses
Salaries                                                                 54,349            3,691                58,040
Employee benefits                                                        10,161            1,030                11,191
Net occupancy - premises                                                  7,206              780                 7,986
Equipment expenses                                                       11,699              822                12,521
Services and fees                                                        16,082              999                17,081
Other real estate expenses                                                2,376            1,001                 3,377
FDIC insurance assessment                                                 7,208              541                 7,749
Amortization of intangible assets                                         8,291                                  8,291
Other                                                                    22,239            2,306                24,545
                                                                    -----------          -------           -----------
   Total Other Expenses                                                 139,611           11,170               150,781
                                                                    -----------          -------           -----------
Income before income taxes and cumulative effect of
   change in accounting principle                                        69,724            2,634                72,358
Income taxes                                                             21,093              588                21,681
                                                                    -----------          -------           -----------
Income before cumulative effect of change in
   accounting principle                                                  48,631            2,046                50,677
Cumulative effect on prior years (to December 31, 1992) of
   change in accounting for income taxes                                  1,519               56                 1,575
                                                                    -----------          -------           -----------
Net Income                                                          $    50,150          $ 2,102           $    52,252
                                                                    ===========          =======           ===========
Share Data
Income before cumulative effect of change in
   accounting principle                                             $      1.61          $  1.48           $      1.50
Cumulative effect on prior years (to December 31, 1992) of
   change in accounting for income taxes                                   0.05             0.04                  0.05
                                                                    -----------          -------           -----------
Net Income Per Share                                                $      1.66          $  1.52           $      1.55
                                                                    ===========          =======           ===========
Weighted average shares outstanding                                  30,187,529                             33,787,791
                                                                    ===========                            ===========


        PRO FORMA COMBINATION OF TRUSTMARK CORPORATION AND SUBSIDIARIES
           WITH FIRST NATIONAL FINANCIAL CORPORATION AND SUBSIDIARY
                    PRO FORMA COMBINED STATEMENT OF INCOME
                         YEAR ENDED DECEMBER 31, 1992
                                  (UNAUDITED)
                    ($ In Thousands Except Share Data)


                                                                                             FIRST
                                                                                            NATIONAL
                                                                     TRUSTMARK              FINANCIAL             PRO FORMA
                                                                    CORPORATION            CORPORATION             COMBINED
                                                                    -----------            -----------            ---------
Interest Income
Interest and fees on loans                                         $   163,005               $15,178             $   178,183
Interest and dividends on investment securities:
  Taxable interest and dividend income                                 110,257                 5,450                 115,707
  Interest income exempt from federal income taxes                       8,827                 1,047                   9,874
Interest on federal funds sold and securities
  purchased under reverse repurchase agreements                          6,574                   288                   6,862
                                                                   -----------               -------             -----------
  Total Interest Income                                                288,663                21,963                 310,626
Interest Expense
Interest on deposits                                                   112,650                 9,661                 122,311
Interest on federal funds purchased and securities
  sold under repurchase agreements                                      16,055                     3                  16,058
                                                                   -----------               -------             -----------
  Total Interest Expense                                               128,705                 9,664                 138,369
                                                                   -----------               -------             -----------
Net Interest Income                                                    159,958                12,299                 172,257
Provision for loan losses                                               24,068                 2,669                  26,737
                                                                   -----------               -------             -----------
Net Interest Income After Provision
  for Loan Losses                                                      135,890                 9,630                 145,520
Other Income
Trust service income                                                     7,106                   300                   7,406
Service charges on deposit accounts                                     16,924                   915                  17,839
Other account charges, fees and commissions                             13,775                   220                  13,995
Security gains                                                           2,887                   213                   3,100
Other                                                                    2,897                   346                   3,243
                                                                   -----------               -------             -----------
  Total Other Income                                                    43,589                 1,994                  45,583
Other Expenses
Salaries                                                                50,116                 3,572                  53,688
Employee benefits                                                        8,326                   779                   9,105
Net occupancy - premises                                                 6,687                   618                   7,305
Equipment expenses                                                      11,399                   788                  12,187
Services and fees                                                       16,044                   723                  16,767
Other real estate expenses                                               2,256                   271                   2,527
FDIC insurance assessment                                                6,951                   535                   7,486
Amortization of intangible assets                                        5,318                                         5,318
Other                                                                   17,414                 1,047                  18,461
                                                                   -----------               -------             -----------
  Total Other Expenses                                                 124,511                 8,333                 132,844
                                                                   -----------               -------             -----------
Income before income taxes                                              54,968                 3,291                  58,259
Income taxes                                                            16,711                   779                  17,490
                                                                   -----------               -------             -----------
Net Income                                                         $    38,257               $ 2,512             $    40,769
                                                                   ===========               =======             ===========
Share Data
Net Income Per Share                                               $      1.30               $  1.81             $      1.23
                                                                   ===========               =======             ===========
Weighted average shares outstanding                                 29,476,383                                    33,076,645
                                                                   ===========                                   ===========




       PRO FORMA COMBINATION OF TRUSTMARK CORPORATION AND SUBSIDIARIES
           WITH FIRST NATIONAL FINANCIAL CORPORATION AND SUBSIDIARY
                    PRO FORMA COMBINED STATEMENT OF INCOME
                         YEAR ENDED DECEMBER 31, 1991
                                 (UNAUDITED)
                      ($ In Thousands Except Share Data)

                                                                                         FIRST
                                                                                        NATIONAL
                                                                      TRUSTMARK        FINANCIAL        PRO FORMA
                                                                     CORPORATION      CORPORATION        COMBINED
                                                                     -----------      -----------       ----------
Interest Income
Interest and fees on loans                                           $   185,426          $17,260       $  202,686
Interest and dividends on investment securities:
  Taxable interest and dividend income                                    98,245            5,106          103,351
  Interest income exempt from federal income taxes                         9,639            1,153           10,792
Interest on federal funds sold and securities
  purchased under reverse repurchase agreements                           16,360              479           16,839
                                                                     -----------          -------       ----------
  Total Interest Income                                                  309,670           23,998          333,668
Interest Expense
Interest on deposits                                                     154,988           12,867          167,855
Interest on federal funds purchased and securities
  sold under repurchase agreements                                        19,354                6           19,360
                                                                     -----------          -------       ----------
  Total Interest Expense                                                 174,342           12,873          187,215
                                                                     -----------          -------       ----------
Net Interest Income                                                      135,328           11,125          146,453
Provision for loan losses                                                 25,207            1,970           27,177
                                                                     -----------          -------       ----------
Net Interest Income After Provision
  for Loan Losses                                                        110,121            9,155          119,276
Other Income
Trust service income                                                       6,103              207            6,310
Service charges on deposit accounts                                       16,272              849           17,121
Other account charges, fees and commissions                               12,065              143           12,208
Security gains                                                             1,458               66            1,524
Other                                                                      2,593              513            3,106
                                                                     -----------          -------       ----------
  Total Other Income                                                      38,491            1,778           40,269
Other Expenses
Salaries                                                                  45,280            3,368           48,648
Employee benefits                                                          6,997              709            7,706
Net occupancy -  premises                                                  6,637              582            7,219
Equipment expenses                                                        10,352              705           11,057
Services and fees                                                         14,472              741           15,213
Other real estate expenses                                                 3,462              140            3,602
FDIC insurance assessment                                                  6,374              527            6,901
Amortization of intangible assets                                          4,790                             4,790
Other                                                                     13,997            1,093           15,090
                                                                     -----------          -------       ----------
  Total Other Expenses                                                   112,361            7,865          120,226
                                                                     -----------          -------       ----------
Income before income taxes                                                36,251            3,068           39,319
Income taxes                                                               8,680              427            9,107
                                                                     -----------          -------       ----------
Net Income                                                           $    27,571          $ 2,641       $   30,212
                                                                     ===========          =======       ==========
Share Data
Net Income Per Share                                                 $     0.94           $  1.91       $     0.91
                                                                     ===========          =======       ==========
Weighted average shares outstanding                                   29,476,383                        33,076,645
                                                                     ===========                        ==========

ITEM 7C.  EXHIBITS

Exhibit No.
- -----------
    99.1        Annual Report on Form 10-K of First National
                Financial Corporation for period ended
                December 31, 1993, which is incorporated herein by reference

     All other exhibits are omitted as they are inapplicable or not required by the related instructions.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Trustmark Corporation
                                  _______________________
                                      (Registrant)


Date:  October 19, 1994           BY: /s/ Frank R. Day
                                  _______________________
                                  Frank R. Day
                                  Chairman of the Board,
                                  President and CEO

Date:  October 19, 1994           BY: /s/ David R. Carter
                                  _______________________
                                  David R. Carter
                                  Secretary-Treasurer